Exhibit 32

LODGENET INTERACTIVE CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Each of the undersigned, Scott C. Petersen and Frank P. Elsenbast, the Chief Executive Officer and the Chief Financial Officer, respectively, of LodgeNet Interactive Corporation, individually and not jointly has executed this Certification in connection with the filing with the Securities and Exchange Commission of LodgeNet’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 (the “Report”).

Each of the undersigned hereby certifies, to his knowledge, that:

•	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LodgeNet.

IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 4th day of November 2011.

/s/ Scott C. Petersen

Scott C. Petersen Chief Executive Officer

/s/ Frank P. Elsenbast

Frank P. Elsenbast Chief Financial Officer